                                                                   EXHIBIT 10.04


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO THAT CERTAIN STOCKHOLDERS' AGREEMENT, DATED AS OF JULY 16, 1997 AND AS THEREAFTER AMENDED, AMONG THE COMPANY AND THE OTHER PARTIES THERETO CONTAINING, AMONG OTHER THINGS, RESTRICTIONS, ON THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES AND RESTRICTIONS UPON AND COMMITMENTS TO VOTE ON CERTAIN MATTERS. A COUNTERPART OF EACH SUCH AGREEMENT HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE COMPANY SHALL FURNISH A COPY OF EACH SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

Warrant No.:   W-4
              -----
Issue Date:  October 10, 1997
             ----------------

              CONTINGENT WARRANT TO PURCHASE SERIES A COMMON STOCK

                                       OF

                              AT HOME CORPORATION

     THIS CERTIFIES THAT, in consideration of the sum of one dollar ($1.00) previously paid in cash and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, CSC Parent Corporation, a Delaware corporation (the "Initial Registered Holder") or its permitted
                             -------------------------
registered assigns (including the Initial Registered Holder, the "Registered
                                                                  ----------
Holder"), is entitled, subject to the terms and conditions of this Warrant, to
------
purchase from At Home Corporation, a Delaware
corporation (the "Company"), from time to time on or prior to the Expiration Date, the Applicable Number (as hereinafter defined) of shares of the Company's Series A Common Stock, at an exercise price equal to fifty cents ($0.50) per share of Series A Common Stock (such price, as it may be adjusted pursuant to the provisions of Section 5 below, referred to as the "Exercise Price"), upon surrender of this Warrant at the principal office of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and
                                                                 ---------
simultaneous payment of the full exercise price for the shares of Warrant Stock so purchased. The Exercise Price and the number and kind of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided herein.

Notwithstanding anything to the contrary contained in this Warrant, this Warrant and all rights to purchase Warrant Stock hereunder shall terminate on the Expiration Date.

     1.   Certain Definitions. The following definitions shall apply for
          -------------------
purposes of this Warrant:

     "Act" means the Securities Act of 1933, as amended.

     "Applicable Number" means 3,071,152 shares of the Company's Series A Common Stock (subject to adjustment as provided in this Warrant), which amount is subject to reduction from time to time prior to the Expiration Date by (x) an amount equal to the number of shares of Series A Common Stock equal to the product of (i) the number of Homes Passed as of September 30, 1997 by Contributed Systems in respect of which any agreement (including the Contribution Agreement) providing for the transfer of such Contributed Systems to CSC, the Initial Registered Holder or their Controlled Affiliates has been terminated (other than by consummation thereof) and (ii) two (subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997), and (y) upon the consummation of an Exchange, an amount equal to the product of (i) the number of Homes Passed as of September 30, 1997 by the Exchanged System that is the subject of such Exchange and (ii) two (subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997).

     "Contributed Systems" has the meaning given to such term in the Term Sheet.

     "Contribution Agreement" has the meaning given to such term in the Term Sheet.

     "Controlled Affiliate" has the meaning given to such term in the Stockholders Agreement.

     "CSC" means Cablevision Systems Corporation, a Delaware corporation.

     "Exchange" has the meaning given to such term in the Term Sheet.

     "Exchanged System" has the meaning given to such term in the Term Sheet.

     "Expiration Date" means 5:00 p.m. Pacific Time on the earlier to occur of
(i) the fifth (5th) anniversary of the Issue Date and (ii) the date, if any, that the Applicable Number is reduced to zero.

     "Homes Passed" means the number of residential homes that can be connected to a cable distribution system; provided that each residential unit in a
                                --------
multiple dwelling unit shall be counted as one Home Passed. When used in the calculation of the Applicable Number, "Homes Passed" shall refer to the number of Homes Passed by the relevant Contributed System as set forth in the certification letter of TCI, dated October 9, 1997.

     "IPO" means the closing of the Company's initial public offering of Series A Common Stock registered under the Act.

     "Issue Date" means the date of this Warrant.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual. fiduciary or other capacity.

     "Series A Common Stock" means the Company's Series A Common Stock, par value of $0.01 per share, and stock of any other series or class into which the same may be changed.

     "SEC" means the Securities and Exchange Commission.

     "Stockholders Agreement" means the Amended and Restated Stockholders' Agreement, dated as of July 16, 1997, among the Company, TCI Internet Holdings, Inc., Kleiner Perkins Caufield & Byers VII, KPCB Information Sciences Zaibatsu Fund II, James Clark, Comcast PC Investments, Inc. and Cox Teleport Providence, Inc. and certain of their affiliates, as such agreement is amended through the Issue Date, and as may thereafter be amended from time to time.

     "TCI" has the meaning given to such term in the Term Sheet.

     "Term Sheet" has the meaning given to such term in the Warrant Agreement.

     "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

     "Warrant Agreement" means the Warrant Purchase Agreement dated October 10, 1997 among the Company and the Initial Registered Holder relating to the issuance of this Warrant.

     "Warrant Stock" means shares of Series A Common Stock (or such other class or series of capital stock of the Company or any successor thereto into which the Series A Common Stock has been converted), in each case issued upon exercise of this Warrant.

     2.   Exercise.
          --------

          2.1   Exercisability of Warrant.  This Warrant is not immediately
                --------------------------
exercisable, and will become exercisable on and after the Issue Date from time to time with respect to that number of shares of Series A Common Stock equal to the product of (i) the number of Homes Passed by the Contributed Systems, as and to the extent that any of such Contributed Systems are transferred to CSC, the Initial Registered Holder or any of their Controlled Affiliates, and (ii) two (subject to appropriate adjustments to give effect to any stock splits, reverse stock splits, stock dividends, recapitalizations and the like occurring after September 29, 1997). In no event will this Warrant become exercisable for more than the Applicable Number of shares of Series A Common Stock (subject to adjustment as provided in this Warrant). Upon any exercise of this Warrant (or as reasonably requested by the Company from time to time), the Registered Holder shall certify in writing to the Company (x) the identity of Contributed Systems
(i) transferred to CSC, the Initial Registered Holder or any of their Controlled Affiliates and/or (ii) in respect of which any agreement (including the Contribution Agreement) providing for the transfer of such Contributed Systems to CSC, the Initial Registered Holder or their Controlled Affiliates has been terminated (other than by consummation thereof) and (y) the identity of Exchanged Systems as to which Exchanges have been consummated.

          2.2   Surrender. Subject to compliance with all applicable securities
                ---------
laws and the provisions of Section 2.1, this Warrant may be exercised in whole or in part by surrendering this Warrant at the principal office of the Company at 425 Broadway, Redwood City, California 94063, with the subscription form attached hereto as Exhibit 1 duly executed by the Registered Holder, accompanied
                   -------
by payment as set forth in Section 2.3 below.

          2.3   Payment of Exercise Price. Payment shall be made at any time
                -------------------------
with respect to shares of Warrant Stock being purchased hereunder by the payment to the Company, by cash, check and/or wire transfer, of an amount equal to the then-applicable Exercise Price per share multiplied by the number of shares of Warrant Stock then being purchased.

          2.4   Date of Exercise; Fractional Shares. Except as otherwise
                -----------------------------------
provided in Section 2.3, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided in Sections 2.2 and 2.3, and the Person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable on or after such date, the Company shall issue and deliver to the Person or Persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current fair market value of one whole share of Warrant Stock as of the date of exercise, as determined in good faith by the Company's Board of Directors. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.

          2.5   Partial Exercise.  Upon a partial exercise of this Warrant, this
                ----------------
Warrant shall be surrendered by the Registered Holder and replaced with a new Warrant of like tenor in the name of the Registered Holder providing for the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised.

          2.6   Taxes. The issuance of certificates for shares of Warrant Stock
                -----
upon the exercise of this Warrant will be made without charge by the Company to the Registered Holder for any issue tax (other than applicable income tax).

     3.   Other Representations and Covenants of the Company.
          --------------------------------------------------

          3.1   Fully Paid Shares; Reservation. The Company hereby represents
                ------------------------------
and warrants to the Registered Holder that all shares of Warrant Stock which may be issued upon exercise of this Warrant (including all shares of stock of any other series or class into which the same may be changed) shall have been duly and validly reserved for issuance and, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens, claims, charges, security interests, pledges or encumbrances of any kind, except for restrictions on transfer and voting restrictions provided for in this Warrant, the Warrant Agreement, the Stockholders Agreement or under applicable federal and state securities laws. The Company shall at all times keep reserved out of its authorized but unissued shares of Warrant Stock (or shares of stock of any other series or class into which the same may be changed) such number of authorized shares of Warrant Stock (or shares of stock of any other series or class into which the same may be changed) as shall be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of the Company's Warrant Stock (or shares of stock of any other series or class into which the same may be changed) shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Warrant Stock (or shares of stock of any other series or class into which the same may be changed) to such number of shares of Warrant Stock (or shares of stock of any other series or class into which the same may be changed) as shall be sufficient for such purpose.

          3.2   Notices. The Company agrees that it will notify the Registered
                -------
Holder at least ten (10) business days in advance of the proposed consummation of any pending consolidation or merger of the Company into any other corporation or the sale of all or substantially all of the Company's assets to another corporation, unless after the closing of any such transaction the stockholders of the Company immediately prior to such transaction would own in excess of fifty percent (50%) of the voting power of the surviving corporation or its parent corporation. Such notice shall include a description of all material terms and conditions of such transaction and the per share value of the consideration to be paid in connection therewith, and other information given by the

Company to the holders of its Series A Common Stock in connection with their approval thereof.

          3.3   No Impairment. The Company will not, by amendment of its
                -------------
Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder under this Warrant against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) will not set nor increase the par value of any shares of stock issuable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon the exercise of this Warrant.

    4.   Transfer Restrictions.
         ---------------------

         4.1   Mechanics and Effects of Transfer.  This Warrant is subject to
               ---------------------------------
the restrictions on sale, transfer and other dispositions set forth in Article 4 of the Stockholders Agreement. Any assignment, conveyance or transfer of the Warrant or the rights hereunder shall be made on the books of the Company maintained for such purpose at the principal office of the Company upon surrender of this Warrant and a properly completed assignment in the form of

Exhibit 2 hereto. All transferees under this Section 4 will be bound by the
---------
provisions of this Section 4. Notwithstanding the foregoing, this Warrant and the rights hereunder may not be assigned, conveyed or transferred unless such assignment, conveyance or transfer also complies with all applicable securities laws, the provisions of the Warrant Agreement and the provisions of Section 8.2 hereof.

         4.2   Market Stand-Off Agreement. The Registered Holder hereby agrees
               --------------------------
that it shall not, to the extent specified by the Company and the applicable managing underwriters of Series A Common Stock (or other securities) of the Company offered and sold in the IPO, sell, offer to sell, contract to sell (including without limitation any short sale), grant any option to purchase or otherwise transfer or dispose of any equity securities of the Company (other than the purchase and exercise of this Warrant) during the period of 180 days following the effective date of the IPO.

         4.3   Legends; Notations. The certificates evidencing the Warrant Stock
               ------------------
shall be endorsed with the legends set forth below:

               (a) a conspicuously noted legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND

RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

               (b)  any legend required by any applicable state securities law;
          and

               (c) a conspicuously noted legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO COVENANTS IN THAT CERTAIN WARRANT DATED AS OF OCTOBER 10, 1997 AND A WARRANT PURCHASE AGREEMENT DATED OCTOBER 10, 1997 BETWEEN THE COMPANY AND THE REGISTERED HOLDER THEREOF CONTAINING, AMONG OTHER THINGS, RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITIONS OF SUCH SECURITIES. A COUNTERPART OF SUCH AGREEMENT HAS BEEN DEPOSITED WITH THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS, AND THE COMPANY SHALL FURNISH A COPY OF EACH SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST."; and

               (d) any other legend required by the Stockholders Agreement.

          The Company shall make a notation on its stock books regarding the restrictions on transfer of the Warrants and Warrant Stock required by applicable securities and other laws, this Warrant and the Warrant Agreement, and will transfer securities on the books of the Company only to the extent not inconsistent therewith. Without limiting the foregoing, the Company shall refuse to register any transfer of the Warrants or Warrant Stock not made in accordance with the registration requirements of the Act or pursuant to an applicable exemption from registration under the Act.

     5.   Adjustment of Exercise Price; Number and Kind of Shares. The number
          -------------------------------------------------------
and kind of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

          5.1.  Adjustment for Stock Splits, Stock Subdivisions or Combinations
                ---------------------------------------------------------------
of Shares. The Exercise Price of this Warrant shall be proportionally decreased
---------
and the number of shares of Series A Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant), shall be proportionally increased to reflect any stock split or subdivision of the Company's Series A Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant). The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Series A Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Series A Common Stock (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) into a smaller number of shares.

          5.2   Adjustment for Reorganization, Consolidation, Merger. In case of
                ----------------------------------------------------
any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the Issue Date, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation or other entity, then, and in each such case, the Registered Holder of this Warrant, upon any permitted exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 5, and the successor or purchasing corporation or other entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Registered Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant; and in each such case, the terms of this Warrant (including, the exercisability, transfer and adjustment provisions of this Warrant) shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance. The foregoing provisions of this Section 5.2 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          5.3.   Adjustment for Dividends or Distributions of Stock or Other
                 -----------------------------------------------------------
Securities or Property. In case the Company shall make or issue, or shall fix a
----------------------
record date for the determination of eligible Registered Holders entitled to receive, a dividend or other distribution with respect to the Series A Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Registered Holder of this Warrant on exercise hereof at any time after the record date of such dividend or other distribution, shall receive, in addition to the shares of Series A Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 5 (and the Company shall place such securities or other assets into escrow until receipt by the Registered Holder); provided, that if any such dividend or distribution consists of the
         --------
securities of another entity controlled by the Company, the Company shall make provision reasonably acceptable to the Registered Holder to provide the Registered Holder with substantially the same economic benefits as if the Registered Holder had exercised this Warrant immediately prior to such record date and had received such securities in such dividend or distribution.

          5.4.   Reclassification. If the Company, by reclassification of
                 ----------------
securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 5.

     6.   Certificate as to Adjustments. In each case of any adjustment in
          -----------------------------
either the Exercise Price or in the number of shares of Warrant Stock, or other securities or property receivable upon the exercise of this Warrant, the Chief Financial Officer of the Company shall promptly thereafter compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company will cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Registered Holder.

     7.   Loss or Mutilation. Upon receipt by the Company of evidence reasonably
          ------------------
satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     8.   Representations and Warranties of the Registered Holder.
          -------------------------------------------------------

          8.1   Restrictions under Securities Laws. The Registered Holder
                ----------------------------------
understands that neither the offer and sale of this Warrant nor the offer and sale of shares of Warrant Stock that may be purchased upon exercise thereof have been registered under the Act, or any state securities laws. As a condition to the issuance of this Warrant and to its exercise the Registered Holder hereby represents and warrants to the Company that:

          (a) The Registered Holder is capable of evaluating the merits and risks of any investment in the Warrant and the underlying shares of Warrant Stock (collectively, the "Securities"), is financially capable of bearing a total loss of this investment and either: (i) has a preexisting personal or business relationship with the Company or its principals; (ii) by reason of the Registered Holder's business or financial experience, has the capacity to protect his or its own interests in connection with this investment; or (iii) if the Registered Holder is the Initial Registered Holder, is an "accredited investor" within the meaning of Regulation D promulgated under the Act, as amended.

          (b) The Registered Holder has had access to all information regarding the Company, its present and prospective business, assets, liabilities and financial condition that the Registered Holder considers important to making the decision to acquire the Securities and has had ample opportunity to ask questions of and receive answers from the Company's representatives concerning an investment in the Securities and to obtain any and all documents requested in order to supplement or verify any of the information supplied.

          (c) The Registered Holder understands that the Securities shall be deemed restricted securities under the Act and may not be resold unless they are registered under the Act and any applicable State securities law, or in the opinion of counsel in form and substance satisfactory to the Company, an exemption from such registration is available.

          (d) The Registered Holder is aware of Rule 144 promulgated under the Act, which rule, as in effect on the date hereof, provides, in substance, that:
(i) after one year from the date restricted securities have been purchased and fully paid for, a holder may transfer restricted securities provided certain conditions are met (e.g., certain public information is available about the Company), and specific limitations on the amount of shares which can be sold within certain periods and the manner in which such shares must be sold are complied with; and (ii) after two years from the date the securities have been purchased and fully paid for, holders who are not "affiliates" of the Company may sell restricted securities without satisfying such conditions.

          (e) The Registered Holder further understands that if the requirements of Rule 144 are not met, registration under the Act or compliance with some other registration exemption will be required for any disposition of the Securities; and that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering or other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and such persons and the brokers who participate in the transactions do so at their own risk.

          8.2   Compliance with U.S. Securities Laws. The Registered Holder, by
                ------------------------------------
acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Act, covering the disposition or sale of the Securities or other securities of the Company issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Registered Holder will not sell, transfer, pledge, or hypothecate any or all such Securities or other securities, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such Securities and/or securities is made pursuant to SEC Rule 144.

     9.   No Rights or Liabilities as Stockholder. This Warrant does not by
          ---------------------------------------
itself entitle the Registered Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Registered Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder, shall cause such Registered Holder to be a stockholder of the Company for any purpose.

     10.   Regulatory Compliance. The Company and the Registered Holder hereby
           ---------------------
acknowledge that exercise of this Warrant by the Registered Holder is subject to receipt of all necessary governmental consents and approvals and may subject the Company and/or the Registered Holder to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and that the Registered Holder may be prevented from exercising this Warrant until receipt of all necessary governmental consents and approvals and the expiration or early termination of all waiting periods imposed by the HSR Act. Promptly following the Registered Holder's notice of exercise or other written request from the Registered Holder, the Company and the Registered Holder will use their respective commercially reasonable efforts to make all filings necessary to obtain such consents and approvals and/or to cause the expiration or termination of any applicable waiting period under the HSR Act. In the event that the Registered Holder has been unable to exercise this Warrant prior to the Expiration Date because of the failure to receive a governmental consent or approval or the failure of the waiting period under the HSR Act to have expired or have terminated (despite the Registered Holder's and the Company's continuing use of commercially reasonable efforts to obtain such consent or approval or the expiration or termination of such waiting period), then CSC or the Initial Registered Holder, as the case may be, shall have the right to acquire upon exercise on the Expiration Date of the then-remaining unexercised portion of this Warrant shares of a series or class of non-voting, transferable, equity securities of the Company that are convertible at any time into the number of shares of Warrant Stock that CSC or the Initial Registered Holder would have obtained upon exercise of this Warrant immediately prior thereto and upon payment of the aggregate Exercise Price that would have been so payable; and the Company will take such steps as may be necessary to effect the creation, authorization and issuance of such securities. The terms of such securities will be designed to provide the same economic benefits as the Warrant Stock.

     11.  Severability. If any term, provision, covenant or restriction of this
          ------------
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     12.  No Inconsistent Agreements. The Company will not on or after the date
          --------------------------
of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Registered Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Registered Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to a registered holder of the Company's securities under any other agreements, except rights that have been waived.

     13.  Headings. The headings in this Warrant are for purposes of
          --------
convenience in reference only, and shall not be deemed to constitute a part hereof.

     14.  Law Governing. This Warrant shall be construed and enforced in
          -------------
accordance with, and governed by, the internal laws of the State of Delaware, excluding that body of law applicable to conflicts of laws.

     15.  Terms Binding. By acceptance of this Warrant, the Registered Holder of
          -------------
this Warrant (and each subsequent assignee, transferee or Registered Holder of this Warrant) accepts and agrees to be bound by all the terms and conditions of this Warrant.

     16.  Counterparts. This Warrant may be executed in one or more
          ------------
counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Registered Holder have executed this Warrant as of the Issue Date.

THE COMPANY:                        ACKNOWLEDGED AND ACCEPTED
                                    BY REGISTERED HOLDER:

AT HOME CORPORATION                 CSC PARENT
CORPORATION


By:                                 By:
   -----------------------------        --------------------------------

Name:                               Name:
     ---------------------------         -------------------------------

Title:                              Title:
      --------------------------          ------------------------------

                           [WARRANT SIGNATURE PAGE]

                                                                       Exhibit 1
                                                                       ---------
                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)

To:  At Home Corporation
     425 Broadway
     Redwood City, California 94063
     Attention: President

cc:  Fenwick & West LLP
     Two Palo Alto Square
     Palo Alto, CA 94306
     Attention: Gordon K. Davidson, Esq.

     (1) The undersigned hereby elects to purchase _______ shares of Series A Common Stock of At Home Corporation, a Delaware corporation (the "Company") (or
                                                                  -------
such other class or series of capital stock of the Company or any successor thereto into which the Series A Common Stock has been converted (describe:
_____________)) or other securities of the Company issuable pursuant to Section 10 of the attached Warrant (describe: _____________) (collectively, "Applicable
                                                                     ----------
Securities"), all pursuant to the terms of the attached Warrant, and tenders
----------
herewith payment of the purchase price for such shares in full.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the representations and warranties of the Undersigned set forth in Section 8 of the Warrant are true and correct as of this date.

     (3) Please issue a certificate or certificates representing said shares of Applicable Securities in the name specified below:


                              ------------------------------------
                              (Name)


                              ------------------------------------
                              (Address)


                              ------------------------------------
                              (City, State, Zip Code)


     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

---------------------------------
(Other Name)

     (5) The certification of the undersigned required pursuant to Section 2.1 of the Warrant is attached as Annex A hereto.
                              -------


                              REGISTERED HOLDER



                              ----------------------------------------
                              (Name of Registered Holder)


                              ----------------------------------------
                              (Signature of Registered Holder)


                              ----------------------------------------
                              (Title)


                              ----------------------------------------
                              (Date)

                                                                       Exhibit 2
                                                                       ---------
                               FORM OF ASSIGNMENT
                               ------------------

     FOR VALUE RECEIVED, the undersigned Registered Holder of the attached Warrant hereby sells, assigns and transfers unto each of the Assignee(s) named below all of the rights of the undersigned under such Warrant, with respect to that number, class and series of shares of Warrant Stock set forth below:

                                              Number, Class and
                                              Series of Shares of
Name of Assignee       Address                Warrant Stock Affected
----------------       -------                ----------------------



and does hereby irrevocably constitute and appoint the Secretary of At Home Corporation, a Delaware corporation (the "Company") as attorney to make such
                                          -------
transfer on the books of the Company maintained for such purpose, with full power of substitution in the premises.

Dated:

                              REGISTERED HOLDER

                              Name of Registered Holder:



                              ----------------------------------

                              By:
                                 -------------------------------

                              Name:
                                   -----------------------------

                              Title:
                                    ----------------------------